SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

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☑	Preliminary proxy statement

□	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

□	Definitive proxy statement.

□	Definitive additional materials.

□	Soliciting material under Rule 14a-12.

Managed Portfolio Series
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
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	□	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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□	Fee paid previously with materials.

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Tortoise Select Opportunity Fund

A Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
December 2, 2019

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special meeting of shareholders of the Tortoise Select Opportunity Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Fund.  The meeting will be held on December 23, 2019, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1 p.m. local time.

Tortoise Capital Advisors, L.L.C. (“Tortoise Capital” or the “Adviser”) has recommended, and the Trust’s Board of Trustees (the “Board”) has approved, changing the name of the Fund to “Tortoise Energy Evolution Fund” and refocusing the Fund’s investment strategy toward investing in companies benefiting from the secular growth associated with the changes in energy supply relating to the energy transition that is currently underway. These portfolio changes are expected to be completed by calendar year-end 2019.

To implement the new investment strategy, Tortoise Capital will utilize its affiliated investment adviser Tortoise Advisors UK Limited (“Tortoise UK” or the “Sub-Adviser”) as a sub advisor for the Fund.  Therefore, we are asking shareholders of the Fund to approve a new investment sub-advisory agreement between Tortoise Capital and Tortoise UK, on behalf of the Fund

The Board believes that Tortoise Capital and Tortoise UK will be able to implement a superior investment program for Fund shareholders. Accordingly, the Board has approved this proposal and is putting it forth for your review and approval.  The Board believes that the proposal is in the Fund’s best interests.

The question and answer section that follows discusses the proposal that shareholders approve the new investment sub-advisory agreement.  The proxy statement itself provides greater detail about the proposal.  The Board recommends that you read the enclosed materials carefully and vote “FOR” the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on December 23, 2019.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President of Managed Portfolio Series

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
You are receiving the Proxy Statement in connection with the special shareholder meeting (the “Special Meeting”) of the Tortoise Select Opportunity Fund (the “Fund”). At the Special Meeting, shareholders will be asked to approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Tortoise Capital Advisors, L.L.C. (“Tortoise Capital” or the “Adviser”) and Tortoise Advisors UK Limited (“Tortoise UK” or the “Sub-Adviser”).

Tortoise Capital has recommended and the Board has approved changing the name of the Fund to the “Tortoise Energy Evolution Fund” and refocusing the Fund’s energy investment strategy toward companies benefiting from the secular growth associated with the changes in energy supply relating to the energy transition that is currently underway. More broadly, energy transition is the transformation of the global energy sector to low cost and/or lower and zero-carbon energy sources enabled by new technologies, policy framework and other market mechanisms. The energy transition is currently being driven by increasing global energy demand, lower carbon fuels with low-cost profiles, renewable energy policies, the transition of transportation vehicles towards electricity and/ or other low-cost fuels, and governmental policies focused on improving energy efficiency and reducing greenhouse gasses (“GHG”) and other air pollutant emissions. In order to accomplish the new refocused strategy, Tortoise Capital will be utilizing its UK affiliate Tortoise UK as Sub-Adviser. Tortoise Capital believes the addition of the Sub-Adviser expands their expertise of the energy transition globally and enhances their ability to implement the Fund’s principal investment strategies.

Q.	Will the Fund’s fees for investment advisory services increase?

A.
No. The advisory fee rate currently payable by the Fund to the Adviser will not change. The sub-advisory fee rates will be paid by Tortoise Capital to Tortoise UK, and therefore will not change the advisory fee rate with respect to your Fund.

Q.	What will happen if Shareholders of the Fund do not approve the Sub-Advisory Agreement?

A.
If the Sub-Advisory Agreement is not approved by the Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders or solicitation of the approval of different proposals. The Sub-Advisory Agreement will take effect with respect to the Fund upon approval by the Fund’s shareholders.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. The Fund will not bear the cost of this proxy solicitation.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposal.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which is November 22, 2019 (even if that person has since sold those shares), is eligible to vote on Proposal affecting that Fund.

Q.	How would the proposals affect my account with the Fund?

A.
Approval of the Sub-Advisory Agreement will not affect your account.  You will still own the same number of shares in the Fund and the value of your investment will not change as a result of an approval of the Sub-Advisory Agreement. The Fund’s current portfolio managers will remain as portfolio managers to the Fund.  In connection with approval of the Sub-Advisory Agreement, the Fund would add four portfolio managers, Jean-Hugues de Lamaze, Matthew Breidert, Maximilian Slee, and Michel Sznajer who are employees of the Sub-Adviser. In connection with the proposed addition of Tortoise UK as a sub-adviser to the Fund, the Fund intends to implement certain changes to its principal investment strategies which have been disclosed to shareholders in a supplement to the Fund’s prospectus dated November […], 2019.

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Q.	What vote is required to approve the proposal?

A.
Approval of the Proposal with respect to the Fund requires the vote of the “majority of the outstanding voting securities” of the Funds.  Under the Investment Company Act of 1940, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the Special Meeting is required to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of three ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions

•	By mailing in your proxy card or voting instruction form.

•	In person at the meeting in Milwaukee, Wisconsin on December 23, 2019.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

ii

IMPORTANT INFORMATION FOR SHAREHOLDERS

Tortoise Select Opportunity Fund

A series of Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 23, 2019

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Tortoise Select Opportunity Fund (the “Fund”) on December 23, 2019, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment sub-advisory agreement between Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”) and Tortoise Advisors UK Limited (“Tortoise UK”), with respect to the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

Shareholders of record of the Fund at the close of business on the record date, November 22, 2019, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card or voting instruction form for the Fund are being mailed on or about December 6, 2019, to such shareholders of record.

By Order of the Board of Trustees,

/s/ Thomas A. Bausch

Thomas A. Bausch
Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
December 2, 2019

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Tortoise Select Opportunity Fund

A Series of Managed Portfolio Series
PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
December 23, 2019

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Tortoise Select Opportunity Fund  (the “Fund”) to be held on December 23, 2019 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment sub-advisory agreement between Tortoise Capital Advisors, L.L.C. (“Tortoise Capital” or the “Adviser”) and Tortoise Advisors UK Limited (“Tortoise UK” or the “Sub-Adviser”), with respect to the Fund (the “Sub-Advisory Agreement”) ;  and (ii) to transact such other business as may be properly brought before the Special Meeting. The Board approved the Sub-Advisory Agreement at a meeting held on November 20, 2019 and is proposing shareholders approve the Sub-Advisory Agreement.

Shareholders of record at the close of business on the record date, established as November [22], 2019 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about December6, 2019.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on December 23, 2019:
The Notice of Meeting and Proxy Statement
are available at https:// vote.proxyonline.com/TortoiseFunds/docs/TOPIX2019Proxy.pdf

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC (“AST”) at 1-800-967-5071.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s most recent annual or semi-annual report, please contact the Trust at 1-855-822-3863 or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Proposal: Approval of the Sub-advisory Agreement

Background

Currently, Tortoise Capital provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust dated January 31, 2018 (the “Advisory Agreement”). The Advisory Agreement provides that Tortoise may carry out any of its obligations to the Trust and the Fund under this Advisory Agreement by employing, subject to the direction and control of the Board, one or more sub-advisers. In connection with changes to the Fund’s name and principal investment strategies,  Tortoise Capital intends to enter into an agreement with Tortoise UK to provide investment sub-advisory services to the Funds, subject to shareholder approval.

Tortoise Capital will continue to provide advisory services to the Fund. In conjunction with the proposal to add Tortoise UK as a sub-adviser to the Fund, Tortoise Capital intends to change the Fund’s name to the Tortoise Energy Evolution Fund and make certain changes to the principal investment strategies of the Fund which have been set forth in a supplement dated November […], to the Fund’s prospectus. The Fund will also add the following individuals, employees of Tortoise UK, as portfolio managers of the Fund:

Jean-Hugues de Lamaze, Senior Portfolio Manager
Mr.  Jean-Hugues de Lamaze joined Ecofin Limited (“Ecofin”), now Tortoise UK, in 2008. From 2016 through November 2018, he was a Partner and member of the Board at Ecofin. He is senior portfolio manager for investment trust Ecofin Global Utilities & Infrastructure plc that launched in September 2016. Previously, he was senior portfolio manager for Ecofin Water & Power Opportunities plc. Prior to joining Ecofin, Mr. de Lamaze co-founded UV Capital LLP and served as chief investment officer. Previously, he oversaw the Goldman Sachs European Utilities research team and previously was a senior European analyst and head of French Research & Strategy at Credit Suisse First Boston. His professional career began at Enskilda Securities. Mr. de Lamaze is a CFAF certified analyst and a member of the French Financial Analysts Society SFAF. He completed the INSEAD International Executive Programme, graduated from the Paris based business school Institut Supérieur de Gestion and earned a LLB in Business Law from Paris II-Assas University. He was voted Top 10 Buy-Side Individual – All Sectors and Top 3 in the Utilities category in the 2018 Extel survey.

Matthew Breidert, Senior Portfolio Manager
Mr. Matthew Breidert joined Ecofin, now Tortoise UK, in 2006. He is a senior portfolio manager, overseeing sustainable, impact and ESG strategies, both long only and long/short. Prior to joining Ecofin, Mr. Breidert was an assistant portfolio manager at Millennium Partners, based in New York. Previously, he was an investment banker with SG Barr Devlin, a division of Société Générale, where he focused on mergers and acquisitions and financial advisory to global utilities and power companies. Prior to that, he worked at Cornerstone Energy Advisers and FT Energy/RDI in Boulder, Co., where he focused on energy and utility-focused economic policy. Mr. Breidert earned a Bachelor of Science degree from the University of Illinois-Urbana Champaign and a Master of Business Administration from Washington University in St. Louis.

Maximilian Slee, Portfolio Manager/Investment Analyst
Mr. Maximilian Slee joined Ecofin, now Tortoise UK, in 2010. He is a portfolio manager and investment analyst working on sustainable, impact and ESG strategies, both long only and long/short. Before joining Ecofin, Mr. Slee was a member of the clean energy team of the Clinton Foundation, a global non-profit organization founded by President Clinton, where he was involved in setting up and developing carbon capture & storage (CCS) projects around the world. Previously he was an investment banker at Lazard in London where he was a specialist in the energy sector, working on mergers and acquisitions. He earned a Bachelor of Arts degree from Brown University.

Michel Sznajer, CFA, Portfolio Manager/Investment Analyst
Mr. Sznajer joined Ecofin, now Tortoise UK, in 2016 and is a portfolio manager/analyst focused on sustainable products. Before joining Ecofin, he was a partner and portfolio manager at Silvaris Capital Management. Previously Mr. Sznajer was employed at Wellington Management Co. as an industrial/Infrastructure analyst and portfolio manager. Prior to this, he worked at Goldman Sachs and Indosuez W.I. CARR covering the telecom sectors in Asia. Mr. Sznajer started his career as a management consultant at Bain & Company, covering technology, media and telecom and financial sectors in Asia and Europe. He earned an MSc in business and engineering from Brussels University and is a CFA® charterholder.

 The Board met in person at a joint meeting on November 20, 2019 for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve the Sub-Advisory Agreement with Tortoise UK. The 1940 Act requires that each Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective.

At the November meeting, and for reasons discussed below (see “Board Considerations” below), the Board, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Fund, and the Adviser, Tortoise Capital, unanimously approved the Sub-Advisory Agreement and unanimously recommend approval of the Sub-Advisory Agreement by shareholders of the Fund.

Information About the Fund and the Trust

The Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  Quasar Distributors, LLC (“Quasar”) is the distributor of the Fund’s shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202. Tortoise Capital serves as investment adviser to the Fund. During the fiscal year ended November 30, 2019, the Fund paid $[…] in advisory fees to Tortoise Capital.

Information About Tortoise UK

Tortoise UK’s principal office is located at 15 Buckingham Street, London, WC2N 6DU United Kingdom. Tortoise UK is an investment adviser providing advisory services to its clients since 1992. Tortoise UK is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”) and is regulated by the Financial Conduct Authority in the United Kingdom.  Tortoise UK specializes in investments in global utility, infrastructure, alternative energy and environmental sectors. As of October 31, 2019, Tortoise UK managed approximately $393.9 million of client assets.  Tortoise UK provides discretionary investment management services to collective investment vehicles which it sponsors and markets and to segregated accounts which it manages on behalf of institutional investors. Tortoise UK is indirectly controlled by Lovell Minnick Partners LLC ("Lovell Minnick") and is an indirectly wholly-owned subsidiary of Tortoise Investments, LLC ("Tortoise Investments"). A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments.

The following table sets forth the name, position and principal occupation of each current principal officer of Tortoise UK. Each Director is located at Tortoise Capital’s principal office location and the Chief Compliance Officer of Tortoise UK can be located through Tortoise UK’s principal office location.

Name	Position/Principal Occupation
H. Kevin Birzer	Director
Michelle Johnston	Director
Gary P. Henson	Director
Matthew G. P. Sallee	Director
Brent J. Newcomb	Director
Lisa J. Anderson	Chief Compliance Officer

Tortoise UK manages the portfolios and dedicated sleeves of a number of investment vehicles with investment strategies which overlap with those of the Fund, including acting as sub-advisor to a closed-end fund registered under the 1940 Act.

Terms of the Sub-Advisory Agreement

If approved by shareholders of the Fund, the Sub-Advisory Agreement for the Fund will expire on the two-year anniversary of its execution, unless continued. The Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The terms of the Sub-Advisory Agreement between Tortoise Capital and Tortoise UK are provided below. The forms of the Sub-Advisory Agreement is attached hereto as Appendix B.

Sub-Advisory Services. The Sub-Advisory Agreement provides that, in conjunction with the Adviser, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolios, all on behalf of the Fund and subject to oversight of the Fund’s Boards and the Adviser. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisory Agreement clarifies that the Sub-Adviser will provide such services in conjunction with the Adviser.

Brokerage. Where the Adviser and Sub-Adviser have agreed that orders will be made by the Sub-Adviser, the Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The Sub-Advisory Agreement clarifies that the sub-adviser will receive a sub-advisory fee with respect to the Fund’s assets. The annual rate of portfolio management fees payable to the sub-adviser under the Sub-Advisory Agreement is 0.375% of the Fund’s assets, payable quarterly, in arrears.

Payment of Expenses. Under the Sub-Advisory Agreements, the Sub-Adviser agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space and equipment reasonably necessary to provide sub-advisory services to the Fund.

Limitation on Liability. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Adviser, the Trust, the Fund, or the Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under the Sub-Advisory Agreement.

Continuance. If the shareholders of the Fund approve the Sub-Advisory Agreement, the Sub-Advisory Agreement will expire on the two-year anniversary of its effective date, unless continued. Thereafter, the Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Sub-Advisory Agreement for the Fund provides that the agreement may be terminated at any time without the payment of any penalty by the Board, the Adviser, the Sub-Adviser or the vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice.

Board Approval and Recommendation

Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.  If the shareholders of  the Fund do not approve the Sub-Advisory Agreement, the Board will consider other alternatives to the Sub-Advisory Agreement including the identification of a new investment sub-adviser, or continuing to have the Fund managed solely by Tortoise Capital.  The Board will take such action as it deems in the best interests of shareholders of the Fund.

The Board approved the Sub-Advisory Agreement at a meeting held on November 20, 2019.  Prior to the meeting, the Board received and considered information from Tortoise UK and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the Sub-Advisory Agreement (“Support Materials”).  Before voting to approve the Sub-Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the Sub-Advisory Agreement.  The Board considered the discussions it had with representatives of Tortoise Capital and Tortoise UK regarding the Sub-Advisory Agreement. The Board also considered the extent to which the Fund might benefit from Tortoise Capital’s relationship with Tortoise UK. This information formed the primary basis for the Board’s determinations.

In reaching its decision to approve the Sub-Advisory Agreement, the Board, with the assistance of legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following, with respect to the Fund:  (1) the nature, extent and quality of the services to be provided to the Fund by Tortoise UK; (2) the experience of the portfolio managers from Tortoise UK that would manage the Fund and their specific experience managing assets with a strategy similar to that which will be utilized by Tortoise UK in managing the Fund; (3) the fact that the fees payable to Tortoise UK under the Sub-Advisory Agreement would be payable by Tortoise Capital and therefore not impact the overall advisory fee paid by the Fund; and (4) other factors the Board deemed relevant.

In approving the Sub-Advisory Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that Tortoise UK would provide under the Sub-Advisory Agreement, noting that such services will include but are not limited to the following with respect to the assets managed in conjunction with the Adviser: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise UK effects on behalf of the Fund; (5) selecting broker-dealers to execute orders by the Sub-Adviser on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Tortoise UK’s capitalization as well as its affiliation with Tortoise Capital and the support that Tortoise Capital would provide to Tortoise UK from a compliance and operations perspective.  The Trustees also considered the specialized investment strategies that Tortoise UK would use to manage the Fund, Tortoise UK’s experience in implementing similar strategies for other clients, and Tortoise UK’s significant experience managing investments in the energy industry.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise UK will provide to the Fund under the Sub-Advisory Agreement.

Investment Performance.  The Trustees noted that Tortoise UK has not previously managed the Fund and consequently, the Fund’s historical performance was not relevant to their determination. The Trustees received information in the Support Materials regarding the performance of other investment vehicles managed by Tortoise UK using an investment strategy similar to the one that would be used by Tortoise UK in managing the Fund.  The Board concluded that Tortoise UK’s investment performance supported the decision to approve the Subadvisory Agreement.

Sub-Advisory Fee.  The Board reviewed and considered the sub-advisory fee payable by Tortoise Capital to Tortoise UK under the Sub-Advisory Agreement.  The Board considered that the fees to be paid to Tortoise UK would be paid by Tortoise Capital from the fee Tortoise Capital received from the Fund, and would not impact the overall advisory fee currently paid by the Fund. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to Tortoise Capital given the role that each of Tortoise Capital and Tortoise UK was expected to have in managing the Fund.  The Board concluded that the proposed sub-advisory fee was reasonable.

Costs and Profitability.  The Trustees considered the sub-advisory fees that Tortoise Capital would pay to Tortoise UK under the Sub-Advisory Agreement, as well as the profitability from services that Tortoise Capital and its affiliates rendered to the Fund.  The sub-advisory fee that Tortoise Capital will pay to Tortoise UK is lower than the advisory fee that Tortoise UK charges to other clients. The Trustees also considered that the sub-advisory fees that Tortoise UK will receive from Tortoise Capital is in line with the sub-advisory fee that Tortoise UK receives from other clients, and that Tortoise UK would advise on a wider portfolio with respect to the Fund in comparison to the  vehicle for which Tortoise UK serves as a sub-adviser to and receives a smaller fee. The Trustees considered that advising on a wider portfolio includes additional obligations and assistance in the preparation of Board and shareholder materials, each of which justify Tortoise UK’s sub-advisory fee. The Trustees also noted that Tortoise Capital’s service relationship with the Fund was not expected to be profitable for Tortoise Capital during the first 12 months following implementation of the Sub-Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies. Because the sub-advisory fee is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Other Benefits to Tortoise UK.  The Trustees considered the direct and indirect benefits that could be realized by Tortoise UK and its affiliates from its relationship with the Fund. The Trustees considered that Tortoise UK may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the Sub-Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the Sub-Advisory Agreement.

Information about Ownership of Shares of the Fund

Outstanding Shares

Only shareholders of record at the close of business on November 22, 2019, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting.  Pursuant to the Trust’s Agreement and Declaration of Trust each class of the Fund shall vote together as a single class.  On November 22, 2019, there were […] shares of the Fund outstanding, comprised of […] Institutional Class shares, […] A Class shares and […] C Class shares.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Tortoise Capital, Tortoise UK, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund:

Name and Address	Number of Shares	Percentage of Class	Share Class
[…]	[…]

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote at the Special Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on the Proposal at the Special Meeting, there must exist a quorum of shareholders of the Fund.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve the Proposal is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposal

As provided under the 1940 Act, approval of the Sub-Advisory Agreement with respect to the Fund will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If the shareholders of the Fund do not approve the Sub-Advisory Agreement, the Board will consider other possible courses of action for the Fund, as described above.

Proxies and Voting at the Meeting

Shareholders may use the proxy card or voting instruction forms provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  To obtain directions on how to attend the Special Meeting and vote in person, please call (800) 967-5071.

For Direct Owners. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting.  If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. If eligible, shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Fund has engaged AST to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $[…]. The cost of solicitation will be borne by Tortoise Capital.  In addition to the solicitation by mail, officers and employees of Tortoise Capital, Tortoise UK and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST has also been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Special Meeting, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-755-3105.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-755-3105 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Dated: December 2, 2019

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT
INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the ___ day of __________, 2019, by and between Tortoise Capital Advisors, L.L.C., a Delaware limited liability company (the “Adviser”), Tortoise Advisors UK Limited, a company incorporated in England and Wales (the “Sub-Adviser”), and Managed Portfolio Series, a Delaware statutory trust (the “Trust”) on behalf of the Tortoise Energy Evolution Fund, a series of the Trust (the “Fund”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Adviser has been retained to act as investment adviser to certain series within the Trust including the Fund  pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated January 31, 2018, as amended, between the Adviser and the Trust; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (“Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services for the Fund and to manage the assets of the Fund (the “Fund Assets”) in conjunction with, and as directed by, the Adviser, on or after the date of this Agreement and the Sub-Adviser is willing to render such services, subject to supervision and direction of the Board and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints, and the Sub-Adviser hereby accepts the appointment, to act as sub-adviser to the Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a)
Delivery of Trust Documentation.  The Adviser shall deliver to the Sub-Adviser copies of: (x) the Trust’s current Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (y) the Fund’s current prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”); and (z) all current Trust policies and procedures relevant to the Fund as may be amended from time to time (collectively, “Trust Procedures”);

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund;

(c)	The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that:

(i)
It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)
It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)
It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v)
It has delivered to the Adviser copies of its Form ADV as most recently filed with the SEC and will provide the Adviser and the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)
It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)
It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

(viii)
This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d)	The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i)
It has all requisite power and authority to delegate discretionary authority over Fund Assets of the Fund to the Sub-Adviser and to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)	This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(iii)
This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(iv)	It has received a copy of Part 2A of the Sub-Adviser’s Form ADV as is currently in effect as of the date of this Agreement.

(e)
Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

The Sub-Adviser, in conjunction with the Adviser, will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and set forth in the Prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Adviser and Sub-Adviser which guidelines and restrictions shall not be inconsistent with the Prospectus, as may be amended from time to time (“Written Guidelines”) and the Trust Procedures.

(a)
The Sub-Adviser, in conjunction with the Adviser, shall assume all investment duties and have full discretionary power and authority with respect to investment of the Fund Assets.  Without limiting the generality of the foregoing, the Sub-Adviser shall, in conjunction with the Adviser, with respect to the Fund Assets: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Prospectus, Written Guidelines, and Procedures, as may be amended from time to time and provided to the Sub-Adviser consistent with Section 1(a) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights in accordance with the Sub-Adviser’s written proxy voting policies and procedures with respect to such securities as have been determined by mutual agreement to be voted by Sub-Adviser; (v) promptly issue settlement instructions to custodians designated by the Adviser or the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vii) take such further action, including, for all orders determined to be made by the Sub-Adviser, the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Sub-Adviser shall deem necessary or appropriate, to carry out its duties under this Agreement.

(b)
The Sub-Adviser shall also furnish to or place at the disposal of the Adviser and/or the Trust such information, evaluations, analyses and opinions formulated or obtained by the Sub-Adviser in the discharge of its duties, as the Adviser and/or Trust may, from time to time, reasonably request.

(c)
The Sub-Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other applicable federal, state and foreign laws and regulations, and (iii) the provisions of the Organic Documents.

(d)
The Sub-Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust, the Adviser and any appropriate regulatory authorities.  The Sub-Adviser shall provide to the Adviser copies of any and all documentation relating to the Fund’s transactions upon reasonable request.  The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request.

(e)
At the request of the Adviser from time to time, the Sub-Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for the Fund if the Adviser has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Sub-Adviser believes a valuation provided by a pricing service for a security it has purchased for the Portfolio is materially inaccurate, Sub-Adviser agrees to promptly notify the Adviser and/or the Fund.  Sub-Adviser acknowledges that the Adviser, Sub-Adviser, the Fund, and its custodian or fund accountant may use different pricing vendors, which may result in valuation discrepancies and in the event of such discrepancies, the valuation used by the Fund to calculate its net asset value shall be controlling.

(f)
From time to time at the request of the Adviser, the Sub-Adviser will (i) meet, either in person or via teleconference, with the Adviser and with such other persons as the Adviser may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to the Fund; and/or (ii) provide written materials to the Adviser and such other persons as the Adviser may designate, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to the Fund.

(g)
The Adviser and the Sub-Adviser agree that the Adviser and Sub-Adviser will jointly exercise “investment discretion” over Fund Assets within the meaning of Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”), and the Adviser and the Sub-Adviser shall mutually determine who shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) and the rules and regulations thereunder.

(h)
To the extent reasonably requested by the Trust, the Sub-Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Sub-Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Sub-Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust, the Adviser and/or the Sub-Adviser in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i)
Except as permitted by the Trust Procedures, the Sub-Adviser will not disclose but shall treat confidentially all information in respect of the investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j)
The Adviser or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in the Fund.  The Adviser or the Fund’s custodian (the “Custodian”) will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(k)
The Adviser will be responsible for all class actions and lawsuits involving the securities held, or formerly held, in the Fund Assets of the Fund.  The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

(l)
For the purpose of complying with Rule 10f-3(a)(5), Rule 12d3-1(c)(3)(ii), Rule 17a-10(a)(2) and Rule 17e-1(d)(2) under the 1940 Act, the Sub-Adviser hereby agrees that with respect to transactions in securities or other assets for the Fund: (i) it will not consult with any other sub-adviser to the Fund or any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser; and (ii) its responsibility in providing investment advisory services to the Fund in conjunction with the Adviser shall be limited solely to the Fund Assets. Adviser will furnish to Sub-Adviser a current list of all such sub-advisers and principal underwriters and affiliated persons thereof, as well as affiliated persons of the Fund, and shall notify Sub-Adviser promptly of any changes to such list.

3.	BROKERAGE

The Adviser and Sub-Adviser are jointly responsible for decisions to buy and sell securities for the Fund and shall jointly determine which entity will effect individual orders for the purchase and sale of securities for the Fund.  When the Sub-Adviser is jointly determined to be the appropriate entity for placing such orders, the Sub-Adviser is responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that neither the Adviser or Sub-Adviser shall direct an order to an affiliated person of the Adviser or Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  A primary consideration for the Sub-Adviser in effecting a securities transaction will be execution at the most favorable price.  However, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund.  Subject to the same policies and legal provisions, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person thereof.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Adviser who shall report to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Adviser has been jointly determined to be the entity to effect an order on behalf of the Fund, if the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients in accordance with the Sub-Adviser’s Allocation and Aggregation Policy

The Adviser authorizes and empowers the Sub-Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Sub-Adviser shall select as provided herein.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a)	Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Fund shall assume the expense of:

(i)	Brokerage commissions for transactions in the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of Fund investments;

(ii)	Custodian fees and expenses;

(iii)	All taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(iv)	Interest payable on any Fund borrowings.

(b)
The Sub-Adviser specifically agrees that with respect to the Fund Assets of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, (ii) the costs of any special Board meetings initiated by the Sub-Adviser, and (iii) the costs of any shareholder meetings convened as a result of a change in control of the Sub-Adviser, or for the primary benefit of the Sub-Adviser. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(c)	Nothing in this Agreement shall alter the allocation of expenses and costs agreed to between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5.	SUB-ADVISORY FEES

For all of the services rendered with respect to the Fund as herein provided, the Adviser shall pay to the Sub-Adviser, with respect to the Fund Assets, a fee (the payment of which the Fund shall have no obligation or liability), at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by the Adviser daily and shall be payable quarterly in arrears.   The Adviser will use its commercially reasonable efforts to cause the quarterly payment to be made to the Sub-Adviser approximately on or about the same date upon which the Trust pays the Adviser its advisory fee.  If fees begin to accrue with respect to Fund Assets during the middle of a calendar quarter, all fees for the period from that date to the end of the calendar quarter shall be prorated according to the proportion that the period bears to the full calendar quarter.  In the case of termination of this Agreement with respect to the Fund during any calendar quarter, all fees accrued with respect to Fund Assets from the beginning of that calendar quarter to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full calendar quarter and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

6. LIABILITY; STANDARD OF CARE

The Sub-Adviser shall act at all times in the best interests of the Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-Adviser shall not be liable to the Adviser, the Trust, the Fund, or the Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under this Agreement.

In no event shall the Sub-Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser, its affiliated persons, agents and employees, shall not be liable to the Adviser, the Trust or the Fund for failure to act or any action taken in good faith reliance upon:

(a)	The Fund’s or the Adviser’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	Acts or omissions of the Adviser, the Custodian or the Fund, their respective affiliated persons, agents or employees.

No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other parties and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations or duties hereunder.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest.  Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

The provisions of the prior two paragraphs of this Section 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)
This Agreement shall become effective with respect to the Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required, by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of effectiveness with respect to the Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b)
This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c)	This Agreement shall terminate automatically in the event (i) of any transfer or assignment thereof, as defined in the 1940 Act, and (ii) the Advisory Agreement is terminated.

8. SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliated persons, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof.  It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser, with the consent of the Fund, may designate in connection with the Fund.  It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.  The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Trust, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information.  Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12. USE OF SUB-ADVISOR’S NAME; NAME OF THE FUND OR THE TRUST

Sub-Adviser hereby grants to the Fund and Adviser a non-exclusive, royalty-free, worldwide license to use the Sub-Adviser’s name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement.  The Adviser shall furnish, or shall cause to be furnished, to the Sub-Adviser or its designee, each piece of Fund sales literature or other promotional material in which the Sub-Adviser is named, at least two (2) business days prior to its use.  The Sub-Adviser shall be permitted to review and approve the material in written or electronic form prior to such printing.  No such material shall be used if the Sub-Adviser or its designee reasonably objects to such use within two (2) business days after receipt of this material, such approval, may not be unreasonably withheld.

The Sub-Adviser shall not use the name of Adviser, the Trust or the Fund for other than internal use in a manner not approved by the Adviser or the Trust, as applicable, prior thereto in writing, which approval shall not be unreasonably held or delayed; provided however, that the approval of the Adviser or Trust, as applicable, shall not be required for the use of the name of the Adviser, Trust or Fund which: (a) merely refers in accurate or factual terms to the Adviser, the Trust or the Fund in connection with the Sub-Adviser’s role with respect to the Trust or the Fund or (b) is required by any appropriate regulatory, governmental or judicial authority.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Sub-Adviser agrees to cooperate with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and the Fund’s administrator to fulfill its obligations under the AML Laws. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

15. NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Trust about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 100 Leawood, Kansas 66211

SUB-ADVISER:	Tortoise Advisors UK Limited 15 Buckingham Street London, United Kingdom WC2N 6DU

FUND:	Managed Portfolio Series on behalf of the Tortoise Energy Evolution Fund 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attn: Thomas A. Bausch, Esq.

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. MISCELLANEOUS

(a)	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b)	This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c)
If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d)	The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e)	Sections 2(d), 2(h), 2(i), 2(k) 6, 11, 13, 14, 17 and 19 shall survive termination of this Agreement.

(f)
The parties agree that the Trust and the Fund are third party beneficiaries of this Agreement as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser pursuant to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

TORTOISE CAPITAL ADVISORS, L.L.C. By: __________________________________ Name: Title:
TORTOISE ADVISORS UK LIMITED By: __________________________________ Name: Title:
MANAGED PORTFOLIO SERIES By: __________________________________ Name: Title:

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Allocated Assets

Tortoise Energy Evolution Fund	0.375%

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

Tortoise Select Opportunity Fund

a Series of Managed Portfolio Series

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 23, 2019

The undersigned, revoking prior proxies, hereby appoints ________________ and ________________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders of Tortoise Select Opportunity Fund (the "Fund") to be held at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on December 23, 2019, at 1:00 p.m. local time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-5071**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on December 23, 2019. The proxy statement for this meeting is available at:

vote.proxyonline.com/TortoiseFunds/docs/TSOF2019.pdf